Exhibit 99.6


        THE PAYMENT OF PRINCIPAL AND INTEREST ON THIS NOTE IS SUBJECT TO CERTAIN SUBORDINATION PROVISIONS SET FORTH IN PARAGRAPH 5 HEREIN. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN PARAGRAPH 4 HEREIN.


                            PROMISSORY NOTE

U.S. $__________                                       August 29, 2003

                                                   Alexandria, Virginia



     FOR VALUE RECEIVED, Halifax Corporation, a Virginia corporation ("Maker"), promises to pay to the order of __________________________
("Payee"), at the address or addresses specified in Section 11 herein, the principal sum of _________________________ ($__________) (the
"Principal Sum"), together with interest, on the following terms and conditions:

     1. Purpose of Note; Right of Setoff. This Note is one of a series of notes (collectively, the "Notes") being delivered by Maker pursuant to the terms of that certain Agreement and Plan of Merger ("Merger
Agreement") dated August 29, 2003 by and among Maker, Microserv, Inc., a Washington Corporation ("Microserv"), Microserv Merger Corp., a
Delaware corporation, Microserv Merger LLC, a Delaware limited liability company, Payee and the other shareholders of Microserv parties to the Merger Agreement. All capitalized terms used herein but not defined shall have their respective meanings assigned to them pursuant to the Merger Agreement. This Note is subject to and governed by the terms and conditions of the Merger Agreement, including without limitation, the setoff provisions contained in Section 13.5 of the Merger Agreement.

2.   Payment of Principal Sum and Interest.

          (a) Subject to the last sentence of Section 1 hereof, the Principal Sum shall be paid in full in one lump sum payment due eighteen (18) months from the date hereof (the "Due Date"). Notwithstanding anything in this Note to the contrary, the original Principal Sum under this Note is subject to adjustment, (i) effective as of the date hereof, pursuant to Section 2.8.1 of the Merger Agreement and (ii) as of the date of incurrence of costs and expenses related to the Independent Accountants, pursuant to Sections 2.8.5 and 2.9.5 of such Merger Agreement. If the Principal Sum of this Note is reduced pursuant to the previous sentence after Maker has made a payment or payments of interest based on the incorrect balance of Principal Sum prior to such adjustment, the Maker shall be deemed to have made a prepayment of Principal Sum to the extent such payment or payments of interest exceeded the amount that would have been payable had the Principal Sum reflected the appropriate adjustment contemplated by the previous sentence.

         (b) Subject to the last sentence of Section 1 hereof, on each October 1, January 1, April 1 and July 1 until this Note has been paid in full, Maker shall pay all accrued but unpaid interest on the unpaid Principal Sum. Interest shall accrue from the date of this Note on the unpaid Principal Sum at a rate per annum equal to five percent (5%); provided, however, that after any Event of Default hereunder, interest shall accrue on the unpaid Principal Sum at a rate per annum equal to ten percent (10%).

          (c) If a specified payment date hereunder is a Saturday, Sunday or a bank holiday, such payment of Principal Sum or interest, as the case may be, shall be payable on the first business day following such date.

     3. Prepayment. Maker may at any time or from time to time, without notice, premium or penalty, prepay the entire unpaid Principal Sum or any part thereof, together with the accrued and unpaid interest on the amount prepaid; provided, however, that the aggregate amount of any prepayment must be distributed pro rata to the holders of the Notes based on the then outstanding principal balance of the Notes.

     4. Transfer Restrictions. This Note has not been registered under the Securities Act of 1933, as amended, or any applicable state securities law. Neither this Note, nor any interest herein, may be sold, assigned, transferred, given, pledged or otherwise disposed without the prior written consent of Maker.

     5.   Subordination: Restrictions on Payment.

      (a) Unless and until Maker is notified in writing that an event of default (a "Senior Default") has been declared under the Senior
Indebtedness (as defined below), Maker may pay, and Payee may receive, scheduled payments of principal, interest, fees and costs hereunder.

     (b) This Note is unsecured and, in the event of liquidation of Maker, shall rank subordinate to Maker's Senior Indebtedness. Upon written notice to Maker that any Senior Default has been declared, which notice shall describe the nature of the Senior Default, and during the continuance thereof, the holders of such Senior Indebtedness shall be entitled to receive payment in full of all such Senior Indebtedness before Payee is entitled to receive any payment on account of Principal
Sum or other amounts due (or past due) upon this Note. Any payments received by Payee in contravention of the subordination provisions set forth herein shall forthwith be paid over to the Senior Indebtedness holders for application first to the Senior Debt (as defined below) and then to Subordinated Debt (as defined below) and until so turned over shall be held "in trust" for the benefit of the Senior Indebtedness.
For purposes of this Note, "Senior Debt" shall mean any principal, premium, interest, fees and charges owed to Southern Financial Bank pursuant to that certain Revolving Credit Agreement dated March 6, 2002. For purposes of this Section 5, "Subordinated Debt" shall have the meaning set forth in Section 5(f) below. "Senior Indebtedness" shall mean collectively the Senior Debt and the Subordinated Debt and shall include all interest, fees and charges accruing thereon before and after maturity and/or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Maker, whether or not a claim for such amounts are allowed in such proceeding.

    (c) The subordination provisions of this Note shall be enforceable by all persons who hold, become holders of, or continue to hold, Senior Indebtedness and such holders shall be third party beneficiaries of the provisions of this Section 5. Upon written request of the Company, Payee, by its acceptance hereof, agrees to execute and deliver such agreements and documents as may reasonably be required by the holder or holders of the Senior Indebtedness to confirm the subordination provisions set forth in this Note.

    (d) The provisions as to subordination are solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness, on the one hand, and Payee, on the other hand, and none of such provisions shall impair, as between Maker and Payee, the obligation of Maker, subject to the provisions herein, to pay to Payee the Principal Sum and interest in accordance with the terms of this Note, nor shall any such provisions prevent Payee from exercising all remedies otherwise permitted by applicable law or under the terms of this Note upon default hereunder, subject to the rights, if any, under the subordination provisions herein, of the holders of Senior Indebtedness to receive cash, property or securities, as the case may be, prior to payment to Payee under this Note.

    (e) The subordination of this Note to the Senior Indebtedness and the rights of the holders of Senior Indebtedness shall continue in full force and effect until the payment in full of the Senior Indebtedness notwithstanding any action which any holder of Senior Indebtedness, with or without notice to, or consent of Payee, shall take or refrain from taking with respect to the Senior Indebtedness, including, but not limited to, (a) any amendment, extension or renewal of the Senior Indebtedness, or (b) any forbearance, release, indulgence or other dealing with respect to the Senior Indebtedness or any guaranty thereof or any security therefore.

    (f) Notwithstanding any other provision of this Note, the term "Subordinated Debt" shall mean any principal, premium, interest, fees and charges owed to Research Industries, Incorporated ("RII") pursuant to only the following: (i) the 7% Convertible Subordinated Debenture payable by Maker to RII, which has an outstanding balance of not more than $800,000 as of the date hereof; and (ii) the subordinated debentures dated October 8, 1998, October 13, 1998, November 2, 1998 and November 5, 1998, payable by Maker to RII (the "Subordinated Debentures"), which have a combined total principal amount of $2,400,000, and the term "Subordinated Debt" shall not include any amounts borrowed by Maker from RII after the date hereof or any amendments to any of the foregoing Debentures that increase the principal amount thereof.

     6. Events of Default. Upon the occurrence of an Event of Default (as defined below), at the option of Payee, the whole unpaid Principal Sum together with all accrued and unpaid interest thereon, and all other sums payable under this Note, shall become due and payable immediately. In addition to, and not in limitation of, the foregoing, before or after acceleration of this Note, upon the occurrence of an Event of Default, Payee may exercise any other remedies as are available at law, in equity or otherwise. Each of the following events shall constitute an Event of Default hereunder:

    (a) any failure by Maker to pay any amount due under any of the Notes as and when the same becomes due and payable; provided, however, that such failure to pay shall not be an Event of Default to the extent that Maker is exercising its rights pursuant to Section 13.5 of the Merger Agreement; or


    (b) The breach by Maker of any of the material terms or material provisions contained in any of the Notes other than the failure specified in (a) above, and such breach shall continue uncured for ten
(10) days after notice of such breach has been delivered to the Maker;
or

    (c) The occurrence and continuance of a default or event of default under the Senior Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) any of the holders of Senior Indebtedness to accelerate the maturity thereof; provided, however, that no payment shall be made hereunder until the Senior Indebtedness is satisfied in full; or

    (d) There shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against Maker that with other such outstanding final judgments against Maker exceeds in the aggregate $100,000; or

    (e) The occurrence of any of the following: (i) the consolidation or merger of Maker with or into another entity where (A) the shareholders of Maker immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction or (B) the common stock of such surviving corporation is not listed for trading on the Nasdaq National Market System, the New
York Stock Exchange or the American Stock Exchange immediately after the completion of such transaction, (ii) the sale of all or substantially all of the assets of Maker in one or a series of related transactions, (iii) the acquisition by any person, entity or group of at least 51% of the outstanding voting securities of Maker, or (iv) the execution by Maker of an agreement to which Maker is a party or by which it is bound, providing for any of the events set forth above in
(i), (ii) or (iii); or

    (f) the dissolution, liquidation or termination of existence of Maker, or Maker's and its affiliates cessation to conduct the Business (as defined in the Merger Agreement); or

    (g) Maker's application for or consent to the appointment of a receiver, trustee or liquidator for itself or any of its properties or assets; Maker's admitting in writing its inability to pay its debts as they come due in the ordinary course; Maker's making a general assignment for the benefit of its creditors; Maker's commencement of a voluntary case for relief as a debtor under the United States Bankruptcy Code or filing of a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation ("Bankruptcy Law"); Maker's filing any answer admitting the material allegations of a petition filed against it in any proceeding under any such Bankruptcy Law; or

    (h) any involuntary case under the United States Bankruptcy Code being commenced against Maker or a petition being filed against Maker seeking similar relief under any Bankruptcy Law and such case or petition remaining undismissed for sixty (60) days after the commencement or filing thereof, as applicable; or

    (i) an order, judgment or decree being entered, without the application, approval or consent of Maker, by any competent jurisdiction approving a petition seeking reorganization of Maker or of all or a substantial part of its properties or assets, if applicable, or appointing a receiver, trustee or liquidator of Maker and such order, judgment or decree continuing unstayed and in effect for any period of sixty (60) days; or

     (j) if, by the order or decree of a court of competent jurisdiction, any material portion of the property or assets of Maker shall be sequestered and such order or decree shall have been undischarged and unstayed for sixty (60) days after the entry thereof; or

    (k) any attachment or execution process being issued against all or any substantial part of the assets of Maker; or any Governmental Body's seizing or appropriating custody or control, condemning or occupying any substantial portion of Maker's assets.

     7. Remedies Cumulative; Waiver of Presentment. Subject to Section 5 hereof, all rights and remedies hereby granted or otherwise available to Payee at law or in equity shall be cumulative and concurrent and may be pursued singly, successively or together at Payee's sole option, and may be exercised from time to time and as often as occasion therefor shall occur until all obligations hereunder are paid or otherwise satisfied in full. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of same by Payee. Demands, presentment for payment, protest, notice of dishonor or nonpayment and notice of the exercise of any option hereunder, are hereby waived by Maker.

    8. Expenses. The Maker shall pay the Payee, on demand, for all reasonable costs and expenses, including, but not limited to, reasonable attorneys' fees and costs, incurred by Payee upon the occurrence of an Event of Default hereunder in connection with collection of principal and interest due under this Note.

    9. Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss from Payee and such bond/indemnity as may be reasonably required by Maker, or in the case of any such mutilation, upon surrender and cancellation of this Note, Maker will make and deliver, in lieu of this Note, a new Note of like tenor and unpaid Principal Sum and dated as of the date to which interest has been paid on this Note.

    10. Cancellation. After the Principal Sum and interest on this Note has been paid in full, this Note shall be surrendered to Maker for cancellation and shall not be reissued.

     11. Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or by a nationally recognized overnight delivery courier. Any notices shall be deemed given upon the earlier of the date when received at, or the third (3rd) day after the date when sent by registered or certified mail or the day after the date when sent by overnight delivery courier to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other parties hereto:

If to Payee at:

     [Insert Address]

with a copy to:

     Stoel Rives LLP
     600 University Street, Suite 3600
     Seattle, Washington 98101
     Attn: L. John Stevenson, Jr., Esq.
     Telefax: (206) 386-7500

If to Maker

     Halifax Corporation
     5250 Cherokee Avenue
     Alexandria, Virginia 22312
     Attn:  Joseph Sciacca, Chief Financial Officer
     Telefax:  (703) 658-2426

with a copy to:

     Blank Rome LLP
     One Logan Square
     Philadelphia, PA 19103
     Attn:  Barry H. Genkin, Esq.
     Telefax: (215) 832-5514

     12. Captions. The descriptive headings of the various sections or parts of this Promissory Note are for convenience only and shall not affect the meanings or construction of any of the provisions hereof.

     13. Successors and Assigns. This Note is and shall be binding upon Maker and Maker's successors and assigns and does and shall inure to the benefit of Payee and Payee's consented to successors and assigns.

     14. Governing Law. This Note shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed in Delaware.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has caused this Promissory Note to be executed on the date first set forth above.



                              HALIFAX CORPORATION



                              By:
                              Name:  Charles McNew
                              Title:  President




























        [Signature page to Promissory Note issued to__________]